UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 5, 2023

Hurco Companies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-9143	35-1150732
(Commission File Number)	(IRS Employer Identification No.)

One Technology Way Indianapolis, Indiana	46268
(Address of Principal Executive Offices)	(Zip Code)

(317) 293-5309

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HURC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the “Report”) supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 8, 2023 (the “Original Form 8-K”) by Hurco Companies, Inc. (the “Company”) disclosing, among other things, that on September 5, 2023, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) notified (i) RSM US LLP (“RSM”), the Company’s then current independent registered public accounting firm, of its dismissal as the Company’s independent registered public accounting firm, effective immediately following the completion of RSM’s audit of the Company’s consolidated financial statements for the fiscal year ended October 31, 2023; and (ii) Deloitte and Touche LLP (“Deloitte”) of its formal decision to engage Deloitte as the Company’s new independent registered public accounting firm for the fiscal year ending October 31, 2024, with Deloitte’s engagement commencing with the review of the Company’s condensed consolidated financial statements for the fiscal quarter ending January 31, 2024, and subject to completion of Deloitte’s customary client acceptance procedures.

This Report is being filed now that the audit of the Company’s consolidated financial statements for the fiscal year ended October 31, 2023, is complete. This Report does not amend or change any of the information previously disclosed in the Original Form 8-K.

Item 4.01Changes in Registrant’s Certifying Accountant.

(a)On January 5, 2024, RSM completed its audit of the Company’s consolidated financial statements for the fiscal year ended October 31, 2023, and its dismissal was effective immediately thereafter. The audit reports of RSM on the Company’s consolidated financial statements for the Company’s fiscal years ended October 31, 2023 and 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended October 31, 2023 and 2022, and the subsequent interim period through January 5, 2024, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreements in connection with RSM’s reports on the Company’s financial statements. During the Company’s fiscal years ended October 31, 2023 and 2022, and the subsequent interim period through January 5, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided RSM with a copy of the foregoing disclosures. A letter from RSM stating its agreement with such disclosures is attached as Exhibit 16.1 to this report.

(b)Deloitte has completed its customary client acceptance procedures as referenced in the Original Form 8-K, and has commenced its work on the review of the Company’s condensed consolidated financial statements for the fiscal quarter ending January 31, 2024.  There have been no changes to the disclosures regarding consultations, reports, disagreements and “reportable events” related to the Company and Deloitte from those in the Original Form 8-K.

Item 9.01Financial Statements and Exhibits.

Exhibit Index

16.1	Letter from RSM US LLP dated January 10, 2024 with respect to the disclosure in this Form 8-K/A
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2024

HURCO COMPANIES, INC.

By:	/s/ Sonja K. McClelland
Sonja K. McClelland, Executive Vice President, Treasurer and Chief Financial Officer